          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 3, 2011

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                   (Registrant's telephone number)

               (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

AMR Corporation is filing herewith a press release issued on August 3, 2011 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report July traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  August 3, 2011

EXHIBIT INDEX

Exhibit            Description

99.1	Press Release

            CONTACT:                                          Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wed., Aug. 3, 2011

AMERICAN AIRLINES REPORTS JULY TRAFFIC

FORT WORTH, Texas – American Airlines reported a July load factor of 87.7 percent, an increase of 0.7 points versus the same period last year. Traffic increased 1.7 percent and capacity increased 0.9 percent year-over-year.

International traffic increased by 5.2 percent relative to last July on a capacity increase of 3.0 percent, resulting in an increase in international load factor of 1.8 points versus the same period last year.  Domestic load factor matched last year’s 88.5 percent level, as capacity and traffic decreased by similar amounts of 0.6 and 0.7 percent year-over-year respectively.   American boarded 8.2 million passengers in July.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	July
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	12,176,128	11,976,119	1.7%
D.O.T. DOMESTIC	7,161,259	7,208,950	(0.7)
INTERNATIONAL	5,014,869	4,767,170	5.2
ATLANTIC	2,027,491	1,985,236	2.1
LATIN AMERICA	2,281,592	2,206,730	3.4
PACIFIC	705,786	575,203	22.7
AVAILABLE SEAT MILES (000)
SYSTEM	13,881,964	13,764,136	0.9%
D.O.T. DOMESTIC	8,090,761	8,143,290	(0.6)
INTERNATIONAL	5,791,203	5,620,846	3.0
ATLANTIC	2,296,522	2,268,783	1.2
LATIN AMERICA	2,628,951	2,677,485	(1.8)
PACIFIC	865,730	674,578	28.3
LOAD FACTOR
SYSTEM	87.7%	87.0%	0.7	Pts
D.O.T. DOMESTIC	88.5	88.5	0.0
INTERNATIONAL	86.6	84.8	1.8
ATLANTIC	88.3	87.5	0.8
LATIN AMERICA	86.8	82.4	4.4
PACIFIC	81.5	85.3	(3.7)
PASSENGERS BOARDED	8,183,383	8,066,233	1.5%

SYSTEM CARGO TON MILES (000)	153,324	162,458	(5.6)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE July
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	74,111,603	72,879,030	1.7%
D.O.T. DOMESTIC	44,822,575	45,263,503	(1.0)
INTERNATIONAL	29,289,028	27,615,527	6.1
ATLANTIC	10,830,965	10,682,345	1.4
LATIN AMERICA	14,486,098	13,480,989	7.5
PACIFIC	3,971,966	3,452,192	15.1
AVAILABLE SEAT MILES (000)
SYSTEM	90,936,336	89,002,640	2.2%
D.O.T. DOMESTIC	54,037,085	54,389,170	(0.6)
INTERNATIONAL	36,899,251	34,613,470	6.6
ATLANTIC	13,852,010	13,317,528	4.0
LATIN AMERICA	17,896,434	17,203,844	4.0
PACIFIC	5,150,807	4,092,098	25.9
LOAD FACTOR
SYSTEM	81.5%	81.9%	(0.4)	Pts
D.O.T. DOMESTIC	82.9	83.2	(0.3)
INTERNATIONAL	79.4	79.8	(0.4)
ATLANTIC	78.2	80.2	(2.0)
LATIN AMERICA	80.9	78.4	2.6
PACIFIC	77.1	84.4	(7.2)
PASSENGERS BOARDED	50,489,680	50,413,326	0.2%

SYSTEM CARGO TON MILES (000)	1,051,173	1,087,928	(3.4)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/